USA TRUCK

It begins with *you.*



USA Truck, Inc. (NASDAQ: USAK)

Investor Presentation

October 17-18, 2013

30 YEARS Est. 1983 USA TRUCK

USA TRUCK

Disclosure

This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, which could cause future events and actual results to differ materially from those set forth in, contemplated by, or underlying the forward-looking statements, including risks and uncertainties associated with the unsolicited proposal from Knight Transportation, Inc. to acquire all of the Company's shares, the impact of the pendency of that proposal on the Company's relationships with its employees, customers and vendors, the outcome of any litigation related to such proposal, the Board's recommendation to the shareholders concerning the proposal and the Company's ability to successfully execute on its strategic road map and meet its long-term financial goals.

Investment Highlights

- ★ Expanded, invigorated management team under new CEO driving rapid operational gains and revenue growth
- ★ Increasingly upward trajectory of 2013 key operating metrics despite industry headwinds
- ★ Simultaneously driving improved operational execution, gaining market share, and improving cost efficiencies
- ★ Stable balance sheet and financial flexibility to support growth
- ★ Repeated and sustainable operational improvements position company for continued revenue growth and accelerating profitability

USA TRUCK

Turnaround Experts Driving Rapid Improvements

Robert A. Peiser, Chairman

- Experienced turnaround executive, significant governance experience
- Joined Board in February 2012; named Chairman, November 2012
  - Hired John Simone as new CEO
- CEO of four public and three private companies
- CFO of three public companies
- Director for nine public and five private companies since 1994
  - Most recent public experience: Solutia, Inc.; Team Inc.; Primary Energy

John M. Simone, CEO

- Joined USA Truck mid-February 2013
- Experienced transportation turnaround executive
- Extensive operational background
- Maintenance operations, truckload operations, dedicated services, logistics, warehousing, asset management and functional departments

Strategy to Unlock Operating Leverage

Strategic Initiatives

- ✓ Strengthen management team - bring in subject matter experts in critical areas
- ✓ Unlock value in current technologies and invest in technology to enhance operational efficiencies
- ✓ Refine go-to-market strategy
- ✓ Reestablish brand strength in marketplace
- ✓ Implement initiatives to improve driver retention
- ✓ Institutionalize ‘driver first’ culture
- ✓ Increase mix of experienced/student drivers
- ✓ Implement program to reduce trucking variable costs per mile
- ✓ Implement initiatives to increase asset productivity
- ✓ Reduce total company fixed costs
- ✓ Improve processes, procedures, accountability

Goals

- ★ Improve operational execution
- ★ Gain market share
- ★ Improve cost efficiencies

Improved Execution Drives Earnings Leverage

USA TRUCK

Expanded Leadership Team

John Simone President, CEO and Director	>30 years	UPS, greatwide, Ryder
Cliff Beckham EVP, CFO	>20 years	ABF
Russell Overla EVP, Truckload Operations	>15 years	LinkAmerica, JBS Carriers, NFI, Arnold
Mike Weindel Jr. EVP, SCS and Intermodal	>20 years	UPS
Jeff Lester CRO, EVP, Safety & Risk Management	>25 years	FedEx, greatwide, Ryder
Jaimey Malone VP, Sales	>15 years	FedEx
Chris Rhodes VP, Information Technology	>17 years	CEVA, LinkAmerica, greatwide
James Cade VP, Maintenance	>25 years	Ryder, ServiceMaster Family of Brands
Burton Weis VP, Human Resources	>20 years	USA Truck

New Transportation Functional Experts Addressing Critical Earnings Levers

Note: Shaded rows indicate executives hired by John Simone since February 2013

USA TRUCK

Demonstrated Execution Traction

- Longer length of haul AND increased loaded rate per mile
- More drivers AND better driver productivity
- Fixed cost AND trucking variable costs/mile reductions

	Q3 2013	Q3 2012	Improvement
Total Miles (000s)	55,516	49,854	11.4%
Weekly Revenue Per Seated Truck ($)	2,948	2,816	4.7%
Weekly Miles Per Seated Truck	2,001	1,951	2.6%
Loaded Length of Haul	602	557	8.1%
Loaded Rate per Mile ($)	1.664	1.616	3.0%
# Seated Trucks	2,111	1,944	8.6%
Trucks Unseated	6.2%	9.9%	370bp
Annualized Driver Turnover	105.0%	121.4%	1640bp
Fixed Costs ($)	30.5	32.8	7%
Trucking Variable Costs/Mile ($)	1.014	1.057	4%

Exponential Gains in Key Productivity Levers

Improved Financial Performance

- ★ Total base revenue up 13.5% despite industry headwinds
  - – Base revenue growth outpacing industry
  - – Trucking base revenue grew 13.6%
  - – Asset-light base revenue grew 13.1%
- ★ EBITDA grew by $9.3 million, 4-fold
- ★ EBITDA margin increased to 8.5% from 2.2%



Total Base Revenue (1)
($/M)
120
110
100
90
80
100.3
113.9
Q3 2012
Q3 2013



Consolidated Operating Performance
Q3 2013 vs. Q3 2012
15.0%
10.0%
5.0%
0.0%
13.5%
6.4%
Base Revenue % Increase
Operating Expense % Increase



($/M)
Consolidated EBITDA
16
12
8
4
0
2.7
12.0
Q3 2012
Q3 2013

(1) Base revenue excludes fuel surcharge revenue

Gaining Momentum

- Increasing rate of total base revenue each quarter
  - Q3 is typically seasonally weaker than Q2
- Substantial EBITDA margin gains year-over-year:
  - Q3: up 630 bps
  - Q2: up 180 bps
  - Q1: up 250 bps
- Ongoing EBITDA improvement



Consolidated Operating Performance
15%
10%
5%
0%
7.2%
3.5%
7.7%
4.2%
13.5%
6.8%
Q1 2013
Q2 2013
Q3 2013
Base Revenue Y/Y % Increase
Operating Expense Y/Y % Increase



($/M)
Consolidated EBITDA
14
12
10
8
6
4
2
0
6.2%
7.1%
8.5%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
8.1
9.9
12.0
Q1 2013
Q2 2013
Q3 2013

[(1)] Base revenue excludes fuel surcharge revenue

USA TRUCK

USAK Improving Despite Industry Headwinds

- USA Truck's Q3 results greatly exceeded last year and surpassed Wall Street consensus estimates



Q3 2013 EPS
100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
(20.0%)
89.8%
33.3%
35.7%
0.0%
(9.5%)
(1.5%)
42.5%
(3.4%)
(16.2%)
(0.7%)
15.4%
(2.6%)
USAK
HTLD
KNX
SWFT
WERN
JBHT
Y/Y % Change
vs. Consensus

Note: Knight, Swift and Werner are based on preliminary Q3 2013 guidance

Repeatable Operational Improvements

- ★ Increasing rate per loaded mile
  - Redesigned freight network based on lane density and directionality
  - Rationalized underperforming lanes
  - Yielding better pricing
- ★ Improving asset utilization
  - Increasing lane density
  - Improving lane flow
- ★ Benefiting from longer length of haul
  - More miles for drivers improving driver retention
  - Increased asset productivity



$/M
Rate per Loaded Mile
1.680
1.650
1.620
1.590
1.616
1.642
1.629
1.664
Q3 2012
Q1 2013
Q2 2013
Q3 2013



Miles
Average Length of Haul
620
600
580
560
540
520
557
589
597
602
Q3 2012
Q1 2013
Q2 2013
Q3 2013

Higher Rate per Loaded Mile and Longer Average Length of Haul

Improving Driver Retention

- Cultural change to retain drivers
  - Revamped retention process
  - Frontline personnel training
  - Greater miles = better paychecks
  - Greater individual accountability


% Driver Turnover
160%
120%
80%
40%
0%
134.2
111.6
142.8
111.6
121.4
105.0
Q1 2012
Q1 2013
Q2 2012
Q2 2013
Q3 2012
Q3 2013

- Recruiting program enhancements
  - New driver advertising agency
  - Rebranded image and messaging
  - New target markets and demographics
  - Greater individual accountability


$/M
Total Revenue Miles
70
60
50
40
30
53.4
54.6
49.6
56.7
49.9
55.5
Q1 2012
Q1 2013
Q2 2012
Q2 2013
Q3 2012
Q3 2013

Hiring Greater Quantity AND Quality Drivers

Repeatable Operational Improvements

★ Dramatic decreases in driver turnover each quarter

★ Better utilization of greater number of seated trucks



Seated Trucks
(Y/Y Change)
250
200
150
100
50
0
17
197
167
Q1 2013
Q2 2013
Q3 2013



% Trucks Unseated
13%
11%
9%
7%
5%
3%
5.9
4.1
11.6
5.6
9.9
6.2
Q1 2012
Q1 2013
Q2 2012
Q2 2013
Q3 2012
Q3 2013



Weekly Miles per Seated Trucks
(Y/Y Change)
80
60
40
20
0
53
74
50
Q1 2013
Q2 2013
Q3 2013

More Drivers AND Better Driver Productivity

Improving Trucking Operational Execution

USA TRUCK

- ★ Fleet reinvestment program – replacing 450 of tractors and 400 trailers
- ★ Modern fleet, average age 2.5 years; opportunity to drive asset leverage
- ★ Intense focus on lowering maintenance operating costs/mile
- ★ Increased ratio of experienced to student drivers to 65/35 from 35/65 historically


($)
Total Trucking Variable Costs/Mile
1.050
1.030
1.010
0.990
0.970
0.950
1.039
1.032
0.983
1.020
1.057
1.024
Q1 2012
Q1 2013
Q2 2012
Q2 2013
Q3 2012
Q3 2013


($)
Trucking Fuel Costs/Mile
0.250
0.200
0.150
0.100
0.050
0.000
0.253
0.244
0.188
0.170
0.222
0.182
Q1 2012
Q1 2013
Q2 2012
Q2 2013
Q3 2012
Q3 2013


($)
Trucking Fixed Costs/Seated Truck
14.0
13.5
13.0
12.5
12.0
11.5
11.0
12.8
12.4
13.5
11.9
13.6
12.4
Q1 2012
Q1 2013
Q2 2012
Q2 2013
Q3 2012
Q3 2013

Gaining Market Share

- ~$25 million in annual net new revenue in Q3 and ~$116 million YTD on a base of ~$525 million
  - New customer additions
  - Increased volume with existing customers
- 2 new Fortune 100 customers, already among top 10
- Expanding share of customer transportation spend
  - 96% top 100 customers purchasing more than 1 product vs. 65% a year ago
- Sales funnel increased 5-fold since Q1
- Growth outpacing industry
  - Positive trend, despite industry headwinds

Primed to Continue Gaining Share

Growing Asset-Light Business

- ★ 28% of Q3 total base revenue, up from 24% for Q1
- ★ Increasing revenue per load
- ★ Increased employee productivity
  - Reduced fixed costs by 39%
- ★ Intermodal service profitable since Q2
  - Transitioned from private container-based model to asset-light model in Q1
- ★ Q3 operating margin grew 300 bps to 8.6%



$/M
Base Revenue (1)
35
30
25
20
15
21.9
25.1
31.7
30.0
28.4
32.1
Q1 2012
Q1 2013
Q2 2012
Q2 2013
Q3 2012
Q3 2013



$/M
Operating Income
3
3
2
2
1
1
0
1.3
1.2
2.0
2.2
1.6
2.8
Q1 2012
Q1 2013
Q2 2012
Q2 2013
Q3 2012
Q3 2013



Operating Margin
12%
9%
6%
3%
0%
5.6%
4.6%
7.2%
8.6%
Q3 2012
Q1 2013
Q2 2013
Q3 2013

(1) Base revenue excludes fuel surcharge revenue

Stable Balance Sheet

USA TRUCK

Balance Sheet	2013		2012
Quarter Ended	9/30	6/30	12/31
Revolving Credit Facility ($/M)	73.5	80.5	83.5
Capitalized Leases & Other ($/M)	67.4	65.4	54.4
Total Debt ($/M)	140.9	145.9	138.3
Net Debt/Total Capitalization	57.3%	57.8%	55.8%

Cash Flow	YTD 9/30	
	2013	2012
Operating Cash Flow ($/M)	26.7	12.7
Capex [(1)] ($/M)	30.5	28.1

- Reducing leverage; repaid $5.0 million in Q3
- $29.5 million net available under $125 million revolving credit facility as of 9/30/2013
- Reduced DSOs
- Operating cash flow doubled year-over year

Financial Flexibility to Support Continued Growth

[(1)] Net of proceeds on sale of assets

Longer Term Asset Leverage Potential

Strategic Initiatives

- ★ Improve asset productivity
- ★ Increase driver retention
- ★ Reduce insurance & claims expense
- ★ Reduce maintenance costs/mile
  - Enhance fleet maintenance program
- ★ Improve fleet fuel economy

Metric	Q3/12	Q3/13	Target
Weekly Revenue per Seated Truck	$2,816	$2,948	$3,200
Weekly Miles per Seated Truck	1,951	2,001	2,200
Percentage of Seated Trucks	9.9%	6.2%	96%
Driver Turnover	121.4%	105.2%	95%
Insurance & Claims Expense as % Base Revenue	7.3%	8.3%	<6.0%
Trucking Maintenance cost/mile	$0.145	$0.159	$0.10
Fleet Fuel Economy	6.3/mpg	6.2/mpg	<6.5/mpg

Outlook


Improved operational execution
Profitable revenue growth
Improved cost efficiencies

- Trucking OR < 100%
- Profitable 2014
- Increases book value per share

Why Knight Wants USA Truck

- ★ Knight's growth has stagnated
  - – Need to grow inorganically in environment of limited truckload opportunities
- ★ Reinvigorate Knight's stock price during slow-growth period
- ★ Acquire our drivers to solve the driver shortage problem
- ★ Buy our market and route strengths east of Great Plains
- ★ Knight recognizes our progress before the market fully reflects our value

Don't Let Knight Reap the Benefit of USA Truck's Upside Potential

USAK Board Position on Unsolicited Proposal

Knight opportunistically timed its proposal to capture significant shareholder value creation that rightly belongs to USA Truck's stockholders

- Offer fails to reflect rapid progress being made under new and expanded management team
- Offer does not reflect strong prospects for earnings growth
- USA Truck's Board remains open to all strategic options that reflect the full intrinsic value of the Company, including further discussions with Knight

USA TRUCK

Significant EPS Leverage

- Illustrative EPS value creation
- Selected Wall Street research[1]
  - **2014 consolidated base revenue: $475 million**
  - **2014 diluted EPS: $0.25**
  - **2014 operating ratio: 98%**
- 40% tax rate

Illustrative EPS Value Creation					
% Improvement in Operating Ratio	1%	2%	3%	4%	5%
2014 Consolidated Base Revenue ($/M)	$475	$475	$475	$475	$475
2014 Incremental Net Income ($/M)	$3	$6	$9	$11	$14
2014 Incremental Diluted EPS	**$0.27**	**$0.54**	**$0.81**	**$1.08**	**$1.35**
2014 Hypothetical Diluted EPS	$0.52	$0.79	$1.06	$1.33	$1.60

(1) Assumptions per Stephens equity research report dated August 16, 2013

USA TRUCK

In Closing

- ★ Demonstrated execution of operational initiatives under new leadership since February 2013
- ★ Reinvigorated organization attacking highest leverage initiatives
- ★ Added transportation functional experts to expanded leadership team
- ★ Generating significant cash flow and paying down debt
- ★ Repeated and sustainable improvements in place to drive asset leverage
- ★ Substantial upside – a great earnings leverage opportunity relative to publicly-traded TL companies

Appendix

Top 20 North American Transportation and Logistics Provider



BRITISH COLUMBIA
ALBERTA
SASKATCHEWAN
MANITOBA
ONTARIO
QUEBEC
PRINCE EDWARD IS.
NEW BRUNSWICK
NOVA SCOTIA
Seattle
Reno
Salt Lake City
Sacramento
Los Angeles
San Diego
Chicago
Dayton
Somerset
Buffalo
Carlisle
Guilford
Kernersville
Springdale
Van Buren
Memphis
West Memphis
Atlanta
Dallas
Laredo
Monterrey
Queretaro
Wellington
USA Truck home office
USA Truck terminal
SCS branch
USA Truck sales office
Drop yard location

2,200 trucks
6,100 trailers

USA TRUCK

Industry Vertical Strengths

We service more than 25% of the Fortune 100 companies.


CARAMILK




Kid Cuisine
CAPRI SUN




AMSOIL



- ★ Food & Beverage Manufacturers
- ★ Health, Beauty & Cosmetics Manufacturers
- ★ Industrials
- ★ Packaging
- ★ Automotive Parts & Accessories
- ★ Retailers
- ★ Appliances

Our Service Offerings

Truckload/ Mexico	Strategic Capacity Solutions
Dedicated	Intermodal

Truckload

- North American operation
- Asset-based
- Dry van, full truckload
- Common and contract carrier
- 2,100+ tractors; 6,100+ trailers
- 24/7/365 service offered to a variety of industries
- Focused on specific industries

Geographical coverage:

- Continental U.S.
- Door-to-Door Cross-Border to Mexico through Laredo, serving most major markets
- Through El Paso, serving the greater Juarez market
- Service to most major provinces in Canada, including: Quebec, Ontario, Saskatchewan, Manitoba and New Brunswick



USA TRUCK

Mexico





- Northbound and Southbound service
- Door-to-Door service
- Trailer-pooling capability
- Customs brokerage offerings
- Proven carrier network (15+ years)
- Full visibility from origin to destination
- Quick reaction and adjustment to unforeseen circumstances
- Volume handling in most major Mexican markets
- C-TPAT certification

C-TPAT

USA TRUCK

SCS



Great Dane
CAUTION
TURNS
TIA
$250,000
PERFORMANCE CERTIFIED

- Managed rate on day of shipment
- Dry van, flatbed, tanker, refrigerated/perishable, over-dimensional, expedited, seasonal surge, hazardous materials and enterprise solutions
- Capacity based rating strategy - 99% level of acceptance for next day or later
- Stringent carrier requirements
- Ability to secure capacity to support your supply chain when capacity is limited
- Less-Than-Truckload

Dedicated

Our Dedicated service offering contracts committed assets and drivers to provide customers with guaranteed capacity and service.

- Fixed/variable and/or daily/mileage minimums
- Consistent capacity in a capacity-constrained environment
- Complete service and Power Only
- Flexible fleet size
- Surge capacity
- On-site management
- Specialized equipment
- Safer delivery of goods
- Cost savings through fleet network efficiency



USA TRUCK

Intermodal


USA TRUCK
11



Our Intermodal service offering provides door-to-door rail/truck service throughout North America in a cost-effective and environmentally friendly manner.

- Container on Flat Car (COFC)
- Access to 63,000 containers
- Trailer on Flat Car (TOFC)
- Access to 6,100 trailers
- Partnership with all eight Class I railroads

Industry Recognition

Alcoa named USA Truck as its Tier 1 Carrier of the Year in 2013 for providing outstanding dry van service in North America.

Inbound Logistics lists USA Truck as a Top 100 Trucker for 2012.

Transport Topics ranks USA Truck No. 49 on its Top 100 For-Hire Carrier list for 2012.

Transplace presented USA Truck with its Dedicated Carrier of the Year Award.

The Home Depot recognized USA Truck as part of its 2012 Executive Carrier Council.

Grainger presented USA Truck with Partners in Performance Carrier of the Year Award.

ConAgra Foods recognized USA Truck as Dry Transportation Partner of the Year.

BP Lubricants USA, Inc. recognized USA Truck for Outstanding Safety Performance in 2012.

Anheuser-Busch presented USA Truck with its Truckload Carrier of the Year (high volume) award.

EBITDA Reconciliation

$/000						
	Three Months Ended					
	3/31/2012	6/30/2012	9/30/2012	3/31/2013	6/30/2013	9/30/2013
Calculation of EBITDA						
NET (LOSS) INCOME	$ (4,872.6)	$ (3,486.3)	$ (6,072.0)	$ (2,474.1)	$ (1,397.8)	$ (602.5)
Interest Income	0.0	0.0	0.0	0.0	(10.0)	(27.8)
Interest Expense	985.6	1,023.5	1,034.1	836.7	937.3	995.5
Provision for (benefit from) income taxes	(2,674.2)	(1,818.1)	(3,455.1)	(1,136.2)	(447.8)	42.3
Depreciation and amortization	11,156.7	11,177.8	11,236.6	10,914.6	10,852.0	11,633.0
EBITDA	4,595.5	6,896.9	2,743.6	8,141.0	9,933.7	12,040.5
Calculation of EBITDA						
EBITDA	4,595.5	6,896.9	2,743.6	8,141.0	9,933.7	12,040.5
Revenue	123,672.5	129,269.1	124,415.5	132,027.2	139,738.4	141,821.8
EBITDA Margin	3.7%	5.3%	2.2%	6.2%	7.1%	8.5%